                                                                    EXHIBIT 25.1

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           _________________________

                                 F O R M   T-1

   STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST INDENTURE ACT OF
                             1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                           _________________________


   CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2)____.

                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

ORGANIZED UNDER THE LAWS OF                                      75-1992896
THE UNITED STATES OF AMERICA                                  (I.R.S. employer
(State of incorporation                                      identification no.)
if not a National Bank)

P.O. BOX 2320                                                    75221-2320
DALLAS, TEXAS                                                    (Zip Code)
(Address of principal executive offices)

LEE BOOCKER
TEXAS COMMERCE BANK N A
600 TRAVIS
HOUSTON, TEXAS 77002
(713) 216-2448
(Name, address and telephone
number of agent for service)

                           _________________________

                                 CODA ENERGY, INC.
                        DIAMOND ENERGY OPERATING COMPANY
                              TAURUS ENERGY CORP.
                            ELECTRA RESOURCES, INC.
            (Exact name of obligors as specified in their charters)

DELAWARE                                                             75-1842480
OKLAHOMA                                                             73-1366557
TEXAS                                                                75-2322473
TEXAS                                                               APPLIED FOR
(States or other jurisdictions of                              (I.R.S. employer
incorporation or organization)                              identification nos.)

5735 PINELAND DR.
SUITE 300
DALLAS, TEXAS                                                          75231
(Address of each obligor's principal executive offices)             (Zip Code)


              10 1/2% SERIES B SENIOR SUBORDINATED NOTES DUE 2006
                      (Title of the indenture securities)

ITEM 1.   GENERAL INFORMATION.
          -------------------

          Furnish the following information as to the Trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

          NAME                                   ADDRESS
          ----                                   -------

          Comptroller of the Currency            Washington, D.C.
          Federal Reserve Bank                   Dallas, Texas
          Federal Deposit Insurance Corporation  Washington, D.C.
          National Bank Examiners                Dallas, Texas

          (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

ITEM 2.   AFFILIATIONS WITH THE OBLIGOR.
          -----------------------------

          If the obligor is an affiliate of the Trustee, describe each such affiliation.

          None.

ITEM 16.  LIST OF EXHIBITS.
          ----------------

          List below all exhibits filed as part of this statement of eligibility:

          Exhibit 1. A copy of the Articles of Association of the Trustee as now in effect.
          Exhibit 2. A copy of the certificate of authority of the Trustee to commence business.
          Exhibit 3. A copy of the authorization of the Trustee to exercise corporate trust powers.
          Exhibit 4.  A copy of the existing bylaws of the Trustee.
          Exhibit 5.  Not Applicable.
          Exhibit 6. The consents of the United States institutional trustees required by Section 321(b) of the Trust Indenture Act of 1939.
          Exhibit 7. A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.
          Exhibit 8.  Not Applicable.
          Exhibit 9.  Not Applicable.

          Exhibit 1. Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibit to the Form S-3 File No. 33-56195.
          Exhibit 2 Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibit to the Form S-3 File No. 33-42814.
          Exhibit 3. Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibit to the Form S-11 File No. 33-25132.
          Exhibit 4. Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibit to the Form S-3 File No. 33-65055.
          Exhibit 6. Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibit to the Form S-11 File No. 33-25132.
          Exhibit 7. Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibit to the Form S-3 File No. 33-01564.

     The answer to Item 2 is based in part on information provided or confirmed by the obligor. The accuracy and completeness of such information is hereby disclaimed by the Trustee.

                                 SIGNATURE


          Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Texas Commerce Bank National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Dallas, and State of Texas, on the 9th day of April 1996.



                                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION



                                    By: /s/ JOHN G. JONES
                                       ----------------------------------------
                                    Name:  John G. Jones
                                    Title: Vice President and Trust Officer

                                 EXHIBIT 6


          Texas Commerce Bank National Association, as a condition to qualification under the Trust Indenture Act of 1939, consents that reports of examinations by federal, state, territorial, or district authorities may be furnished by such authorities to the Securities and Exchange Commission of the United States upon request of said Commission for said reports, as provided in
Section 321 of said Trust Indenture Act of 1939.

                                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION


                                    By:  /s/ JOHN G. JONES
                                       -----------------------------------------
                                    Title:  Vice President and Trust Officer
                                    Date:   April 9, 1996